                              Semi-Annual Report
                                 June 30, 2000


                                  Legg Mason
                                  Investment
                                  Trust, Inc.



                               Opportunity Trust

                                 Primary Class


                               [LEGG MASON LOGO]
                           The Art of Investing/SM/


Investment Adviser
     LMM, LLC
     Baltimore, MD

Board of Directors
   John F. Curley, Jr., Chairman
   Jennifer W. Murphy, President
   Nelson A. Diaz
   Richard G. Gilmore
   Arnold L. Lehman
   Dr. Jill E. McGovern
   G. Peter O'Brien
   T. A. Rodgers

Transfer and Shareholder Servicing Agent
   Boston Financial Data Services
   Boston, MA

Custodian
   State Street Bank & Trust Company
   Boston, MA

Counsel
   Kirkpatrick & Lockhart LLP
   Washington, DC

Independent Auditors
   Ernst & Young LLP
   Philadelphia, PA


   This report is not to be distributed unless preceded or accompanied by a prospectus.



                      Legg Mason Wood Walker, Incorporated
                    ---------------------------------------
                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 . 539 . 0000

LMF-088
8/00

Portfolio Manager's Comments
Legg Mason Investment Trust, Inc.


Opportunity Trust
                               Total Returns, Periods Ending June 30, 2000
                               -------------------------------------------
                                     First      Second        Since
                                    Quarter     Quarter     Inception*
--------------------------------------------------------------------------
Opportunity Trust                    +6.70%     -2.72%        +3.80%
S&P 500 Composite Index              +2.29%     -2.66%        -0.42%
Dow Jones Industrial Average         -4.65%     -3.98%        -8.44%
Lipper Diversified Equity Funds      +7.04%     -3.15%        +3.65%

-------------
* Inception: December 30, 1999.


  With our first six months of existence completed, the Opportunity Trust continues to be comfortably ahead of the market and to have strong growth in assets.

  Portfolio activity was moderate in the quarter, but it may give you some insight into how your money is being managed. The acquisition of U.S. Foodservice was completed in the quarter, an event I wrote about in the previous letter. The Globalstar bonds were sold at a loss and the proceeds were reinvested in the convertible bonds of Amazon.com, a position we have continued to increase. CIT Group shares were sold in favor of the even more depressed shares of FINOVA, a transaction that so far is working out nicely. China Telecom was sold because we didn't want to be subject to the vagaries of how the Chinese government was going to operate with its cellular licenses.

  On the buy side, in addition to Amazon, we added unregistered shares of Acxiom, a business services company with a very powerful new technology that we think will significantly accelerate growth over the next five years. The shares will be fully registered soon. We covered our short position in the QQQ's, the NASDAQ 100 Trust, at a nice profit. We subsequently put that short back on again, where it remains as of this writing. Young & Rubicam is an advertising agency being bought by WPP Group. When the deal was announced the arbitrage spread was unnaturally wide, so we bought Y&R. The spread has narrowed and we have since taken our profits.

  Unisys is a computer services and hardware company whose shares we were too early on, since the stock has collapsed due to poor earnings. The shares were already in half due to disappointing results; we wrongly thought the risk was largely gone. But the company issued another warning and the shares went in half again. Those of you familiar with Zeno of Elea will recognize that this process has no theoretical end, though the non-infinite divisibility of the currency provides some downside protection. We remain buyers.

  Cott is the leading supplier of private label beverages in the U.S. and Canada. We purchased our position from the Legg Mason Special Investment Trust, where legal restrictions prevented that fund from buying additional shares. The asset growth in Special, coupled with the stagnation in the share price of Cott, led to its being a small stock in a big fund. It's now one of our biggest positions. Led by Frank Weiss, formerly CFO of Campbell Soup, and controlled by venture firm Thomas Lee, which funded Snapple, Cott is showing solid growth and experiencing excellent free cash flow. Selling at 10x next year's estimated earnings and 6x estimated free cash flow, we believe Cott is significantly undervalued.

Legg Mason Investment Trust, Inc.


  A word is in order on Amazon. The shares fell sharply because second quarter revenues were below some analysts' expectations, and because of concerns about the company's financial position. We were quite pleased with the improvements in productivity evident in the quarter. I think the issues surrounding Amazon's financial condition reflect either a poor understanding of the company's financial model, or excessively pessimistic assumptions about the growth of consumer online commerce.

  The situation appears similar to that surrounding America Online when it was feared they were going to run out of money in late 1996. Those fears were somewhat misplaced, since the company has gone from $1 billion in revenues five years ago to $1 billion in profits and $1 billion in free cash in the year just ended. Amazon is not as undervalued now as AOL was then, but we do believe it is undervalued, perhaps substantially. When the shares dropped, we sold our common stock and bought more of the convertible bonds. We got a tax loss we can use to offset gains, and increased our exposure to Amazon at what we believe are quite favorable prices. Our position in the convertible bond just requires that they be in business and solvent over the next eight years for us to make money. If it turns out that the stock does well, we will participate through the convertibility feature.

  Some shareholders have taken the time to write and suggest that we look into various investments, which we appreciate. We have not purchased any shareholder-inspired ideas yet, but remain hopeful that an astute Fund owner will suggest something that goes up 50 or 100 times (after we buy it). Short ideas are also welcome, but since the maximum gain there is 100% and the maximum loss infinite, the quantitative attractions are less than where the situation is reversed.


                                                                Bill Miller, CFA


July 24, 2000
DJIA 10684.77

   Performance Information
   Legg Mason Investment Trust, Inc.

Total Returns for Life of Class as of June 30, 2000

     The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in the Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

     The Fund has two classes of shares: Primary Class and Navigator Class. Information about the Navigator Class, offered only to certain institutional and other investors, is contained in a separate report to its shareholders.

     The Fund's total return from its inception at December 30, 1999 through June 30, 2000, was +3.80% for Primary Class Shares.

                        ------------------------------

Selected Portfolio Performance

   Strong performers for the 2nd quarter 2000(dagger)      Weak performers for the 2nd quarter 2000(dagger)
   --------------------------------------------------      ------------------------------------------------
   1. Republic Services, Inc.            +46.3%            1. Ames Department Stores, Inc.          -68.4%
   2. Tupperware Corporation             +39.1%            2. WestPoint Stevens Inc.                -41.4%
   3. Viad Corp                          +19.1%            3. Abercrombie & Fitch Co.               -23.8%
   4. Mandalay Resort Group              +18.5%            4. The FINOVA Group Inc.                 -22.7%
   5. UnumProvident Corporation          +18.0%            5. America Online, Inc.                  -21.6%

   (dagger) Securities held for the entire period.

Portfolio Changes

   Securities added during the 2nd quarter 2000            Securities sold during the 2nd quarter 2000
   --------------------------------------------            -------------------------------------------
   Acxiom Corporation (private placement)                  Amazon.com, Inc.
   Amazon.com, Inc., 4.75%, due 2/1/09                     China Telecom (Hong Kong) Limited
   Cott Corporation                                        Globalstar LP/Capital, 13.375%, due 2/15/04
   Unisys Corporation                                      NASDAQ 100 Trust (security sold short)
   Young & Rubicam Inc.                                    The CIT Group, Inc.
                                                           U.S. Foodservice

 Statement of Net Assets
 Legg Mason Investment Trust, Inc.
 June 30, 2000 (Unaudited)
 (Amounts in Thousands)


 Opportunity Trust
                                                                                 Shares/Par    Value
 -----------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 87.9%

 Capital Goods -- 8.4%

   Waste Management -- 8.4%
   Republic Services, Inc.                                                          3,750    $ 60,000/A/
                                                                                             --------
 Consumer Cyclicals -- 28.4%

   Gaming, Lottery and Parimutuel Companies -- 5.6%
   Mandalay Resort Group                                                            2,000      40,000/A/
                                                                                             --------
   Retail (Discounters) -- 2.3%
   Ames Department Stores, Inc.                                                     2,100      16,273/A,B/
                                                                                             --------
   Retail (Specialty-Apparel) -- 5.5%
   Abercrombie & Fitch Co.                                                          3,200      39,000/A/
                                                                                             --------
   Retail (Specialty) -- 3.3%
   Toys "R" Us, Inc.                                                                1,600      23,300/A/
                                                                                             --------
   Services (Advertising/Marketing) -- 4.6%
   Acxiom Corporation                                                                 696      18,963/A/
   Acxiom Corporation (private placement)                                             304       7,870/A,C/
   Young & Rubicam Inc.                                                               101       5,776
                                                                                             --------
                                                                                               32,609
                                                                                             --------
   Services (Commercial and Consumer) -- 3.8%
   Viad Corp                                                                        1,000      27,250
                                                                                             --------
   Textiles (Home Furnishings) -- 3.3%
   WestPoint Stevens Inc.                                                           2,098      23,337
                                                                                             --------
 Consumer Staples -- 13.8%

   Beverages (Non-Alcoholic) -- 5.0%
   Cott Corporation                                                                 6,000      36,000/A,B/
                                                                                             --------
   Housewares -- 4.8%
   Tupperware Corporation                                                           1,550      34,100
                                                                                             --------
   Restaurants -- 4.0%
   Tricon Global Restaurants, Inc.                                                  1,000      28,250/A/
                                                                                             --------

                                                                                 Shares/Par    Value
 -----------------------------------------------------------------------------------------------------------
 Financials -- 23.1%

   Banks (International) -- 2.0%
   Lloyds TSB Group plc                                                             1,500    $ 14,163
                                                                                             --------
   Banks (Major Regional) -- 7.1%
   AmSouth Bancorporation                                                           1,500      23,625
   U.S. Bancorp                                                                     1,400      26,950
                                                                                             --------
                                                                                               50,575
                                                                                             --------
   Financial (Diversified) -- 5.1%
   The FINOVA Group Inc.                                                            2,800      36,400
                                                                                             --------
   Insurance (Life/Health) -- 4.8%
   UnumProvident Corporation                                                        1,700      34,106
                                                                                             --------
   Savings and Loan Companies -- 4.1%
   Washington Mutual, Inc.                                                          1,000      28,875
                                                                                             --------
 Technology -- 14.2%
   Computers (Hardware) -- 8.0%
   Gateway, Inc.                                                                    1,000      56,750/A,D/
                                                                                             --------
   Computers (Software/Services) -- 6.2%
   America Online, Inc.                                                               500      26,375/A/
   Unisys Corporation                                                               1,200      17,475/A/
                                                                                             --------
                                                                                               43,850
                                                                                             --------
 Total Common Stock and Equity Interests (Identified Cost -- $627,044)                        624,838
 -----------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests Sold Short -- (3.9)%
   Nasdaq 100 Trust                                                                  (300)    (27,956)
                                                                                             --------
 Total Common Stock and Equity Interests Sold Short (Proceeds -- $28,156)                     (27,956)
 -----------------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 3.5%
   Amazon.com, Inc., 4.75%, due 2/1/09                                           $ 40,000      24,950
                                                                                             --------
 Total Corporate and Other Bonds (Identified Cost -- $26,233)                                  24,950
 -----------------------------------------------------------------------------------------------------------


 Opportunity Trust - Continued
                                                                                 Shares/Par    Value
 -----------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 6.5%
 Bank of America
  6.82%, dated 6/30/00, to be repurchased at $23,299 on 7/3/00
  (Collateral: $25,935 Freddie Mac mortgage-backed securities,
  6.00%, due 9/1/28, value $23,864)                                               $ 23,286   $ 23,286
 Goldman, Sachs & Company
  6.82%, dated 6/30/00, to be repurchased at $23,299 on 7/3/00
  (Collateral: $23,587 Fannie Mae mortgage-backed securities,
  8.50%, due 10/1/28, value $24,169)                                                23,286     23,286
                                                                                             --------
 Total Repurchase Agreements (Identified Cost -- $46,572)                                      46,572
 -----------------------------------------------------------------------------------------------------------
 Total Investments -- 94.0% (Identified Cost -- $671,693)                                     668,404
 Deposits With/Receivables From Brokers for Securities Sold Short -- 4.0%                      28,118
 Other Assets Less Liabilities -- 2.0%                                                         14,395
                                                                                             --------
 Net assets consisting of:
 Accumulated paid-in capital applicable to:
   68,187  Primary Class shares outstanding                                      $693,434
      308  Navigator Class shares outstanding                                       3,216
 Accumulated net investment income/(loss)                                           4,697
 Accumulated net realized gain/(loss) on investments                               12,859
 Unrealized appreciation/(depreciation) of investments                             (3,289)
                                                                                 --------
 Net assets -- 100.0%                                                                        $710,917
                                                                                             ========
 Net asset value per share:
  Primary Class                                                                                $10.38
                                                                                               ======
  Navigator Class                                                                              $10.38
                                                                                               ======
 -----------------------------------------------------------------------------------------------------------

 /A/Non-income producing.
 /B/Affiliated Companies -- As defined in the Investment Company Act of 1940, an
    "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2000, the total market value of Affiliated Companies was $52,273 and the identified cost was $67,077.
 /C/Private placements and illiquid securities valued at fair value under procedures adopted by the Board of Directors. These securities represent 1.1% of net assets.
 /D/Pledged as collateral for securities sold short are 498 shares with a market value of $28,233 as of June 30, 2000.
 N.M. - Not meaningful.

 See notes to financial statements.

   Statement of Operations
   Legg Mason Investment Trust, Inc.
   For the Six Months Ended June 30, 2000 (Unaudited)
   (Amounts in Thousands)


   Opportunity Trust
   ---------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividends                                                                          $  5,858
   Interest                                                                              3,669
                                                                                       -------
       Total income                                                                                           $  9,527

Expenses:
   Management fee                                                                        1,942
   Distribution and service fees                                                         2,423
   Transfer agent and shareholder servicing expense                                        143
   Audit and legal fees                                                                     89
   Custodian fee                                                                            33
   Directors' fees                                                                           4
   Offering expense                                                                         15
   Registration expense                                                                    154
   Reports to shareholders                                                                  21
   Other expenses                                                                            2
                                                                                       -------
                                                                                         4,826
   Less fees waived                                                                         (3)
                                                                                       -------
     Total expenses, net of fees waived                                                                          4,823
                                                                                                               -------
   Net Investment Income                                                                                         4,704

Net Realized and Unrealized Gain/(Loss) on:
   Realized gain/(loss) on:
     Investments sold                                                                   11,697
     Securities sold short                                                               1,162
   Change in unrealized appreciation/(depreciation) of:
     Investments                                                                        (3,489)
     Securities sold short                                                                 200
                                                                                       -------
   Net Realized and Unrealized Gain/(Loss) on Investments
     and Securities Sold Short                                                                                   9,570
   ---------------------------------------------------------------------------------------------------------------------
   Change in Net Assets Resulting From Operations                                                              $14,274
   ---------------------------------------------------------------------------------------------------------------------

   See notes to financial statements.

   Statement of Changes in Net Assets
   Legg Mason Investment Trust, Inc.
   (Amounts in Thousands)

   Opportunity Trust

                                                                                      For the
                                                                                  Six Months Ended        For the Period Ended
                                                                                   June 30, 2000           December 31, 1999*
   ---------------------------------------------------------------------------------------------------------------------------
                                                                                    (Unaudited)
Change in Net Assets:
   Net investment income/(loss)                                                       $  4,704                $     (7)
   Net realized gain/(loss) on investments sold and foreign
     currency transactions                                                              12,859                      --
   Change in unrealized appreciation/(depreciation) of investments
     and foreign currency translations                                                  (3,289)                     --
   ---------------------------------------------------------------------------------------------------------------------------
   Change in net assets resulting from operations                                       14,274                      (7)
   Change in net assets from Fund share transactions:
       Primary Class                                                                   547,334                 146,000
       Navigator Class                                                                   3,216                      --
   ---------------------------------------------------------------------------------------------------------------------------
   Change in net assets                                                                564,824                 145,993

Net Assets:
   Beginning of period                                                                 146,093                     100
   ---------------------------------------------------------------------------------------------------------------------------
   End of period                                                                      $710,917                $146,093
   ---------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income/(loss)                                         $  4,697                $     (7)
   ---------------------------------------------------------------------------------------------------------------------------

   *December 30, 1999 (commencement of operations) to December 31, 1999.

   See notes to financial statements.

   Financial Highlights
   Legg Mason Investment Trust, Inc.

      Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data.

                                                  Investment Operations                       Distributions
                                      -----------------------------------------  ---------------------------------------
                                                                                                 From
                          Net Asset      Net        Net Realized       Total       From          Net                     Net Asset
                            Value,    Investment   and Unrealized       From        Net        Realized                    Value,
                          Beginning     Income/    Gain/(Loss) on    Investment  Investment     Gain on        Total       End of
                          of Period     (Loss)       Investments     Operations    Income     Investments  Distributions   Period
   ---------------------------------------------------------------------------------------------------------------------------------
Opportunity Trust
   Six Months Ended
     June 30, 2000*         $10.00       $.07            $.31           $.38        $--           $--          $--         $10.38
   Period Ended Dec. 31,
     1999/A/                 10.00         --              --             --         --            --           --          10.00
   ---------------------------------------------------------------------------------------------------------------------------------
                                              Ratios/Supplemental Data
                           ----------------------------------------------------------------
                                                     Net
                                                 Investment                   Net Assets,
                                     Expenses   Income/(Loss)    Portfolio       End of
                           Total    to Average    to Average     Turnover        Period
                           Return   Net Assets    Net Assets       Rate      (in thousands)
   ----------------------------------------------------------------------------------------
Opportunity Trust
   Six Months Ended
     June 30, 2000*         3.80%   1.99%/B,C/     1.94%/B,C/     47.8%/C/     $710,917
   Period Ended Dec. 31,
     1999/A/                N.M.    1.99%/B,C/     N.M.             --          146,093
   ----------------------------------------------------------------------------------------

   /A/For the period December 30, 1999 (commencement of operations) to December
      31, 1999.
   /B/Net of fees waived pursuant to an expense limitation of 1.99% of average daily net assets through December 31, 2000. If no fees had been waived by LMM, the annualized ratio of expenses to average daily net assets for the six months ended June 30, 2000, would have been 1.991%, and for the period ended December 31, 1999, would have been 2.39%.
   /C/Annualized.
   *Unaudited.
   N.M. - Not meaningful.

   See notes to financial statements.

   Notes to Financial Statements
   Legg Mason Investment Trust, Inc.
   (Amounts in Thousands)(Unaudited)
   -----------------------------------------------------------------------------
1. Significant Accounting Policies:

      The Legg Mason Investment Trust, Inc. ("Corporation"), consisting of the Legg Mason Opportunity Trust ("Fund"), was organized on October 8, 1999, and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company. The Fund had no substantive operations prior to December 30, 1999, other than those matters related to its organization and initial registration.

      The Fund consists of two classes of shares: Primary Class, offered since December 30, 1999, and Navigator Class, offered only to certain institutional and other investors since June 26, 2000. Information about the Navigator Class is contained in a separate report to its shareholders. The income and expense of the Fund is allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

   Security Valuation
      Securities owned by the Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

   Investment Income and Distributions to Shareholders
      Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually. Net capital gain distributions are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

   Security Transactions
      Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

      At June 30, 2000, receivables for securities sold and payables for securities purchased were as follows:

   Receivable for             Payable for
   Securities Sold        Securities Purchased
   -------------------------------------------
       $9,077                     $ --

   -----------------------------------------------------------------------------
   Short Sales
      The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or liquid securities sufficient to cover its short position on a daily basis. At June 30, 2000, the value of securities sold short amounted to $27,956, against which collateral of $29,053 was held. The collateral includes a Morgan Stanley deposit account and certain securities held long, as shown in the statement of net assets. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date.

   Organization Expense
      Organization costs of approximately $100 were expensed by the Fund and reimbursed by LMM, LLC ("LMM"), the Fund's investment manager, prior to December 30, 1999. These costs are subject to reimbursement to LMM by the Fund through December 2002, subject to the expense limitation discussed in
   Note 4.

   Deferred Offering Costs
      Offering costs of $30 have been deferred and are being expensed over a twelve-month period beginning the day operations commenced.

   Federal Income Taxes
      No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

   Use of Estimates
      Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

      For the six months ended June 30, 2000, investment transactions (excluding short-term investments) were as follows:

   Purchases          Proceeds From Sales
   --------------------------------------
   $748,396                $106,828

   -----------------------------------------------------------------------------
      At June 30, 2000, cost/proceeds, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes were as follows:

                                                                    Net
                       Cost/                                    Appreciation/
                     Proceeds   Appreciation   Depreciation    (Depreciation)
   --------------------------------------------------------------------------
   Investments       $653,277     $46,345       $(49,834)          $(3,489)
   Short Sales         28,156         200             --               200

3. Repurchase Agreements:

      All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

4. Transactions With Affiliates:

      The Fund has an investment management agreement with LMM. For its services to the Fund, LMM receives a management fee, calculated daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the Fund up to $100 million and 0.75% of its average daily net assets in excess of $100 million. Under the terms of the agreement, LMM has agreed to waive its fees to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed 1.99% of average daily net assets through December 31, 2000. Thereafter, through December 31, 2003, the Fund is required to reimburse LMM for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Fund's ratio of expenses to average daily net assets to exceed 1.99%.

      As of June 30, 2000, $453 was payable to LMM and $104 (including organization costs) is subject to reimbursement by the Fund to LMM.

      Legg Mason Fund Adviser, Inc. ("LMFA") serves as sub-manager to the Fund under a sub-management agreement with LMM. For LMFA's services to the Fund, LMM(not the Fund)pays LMFA a fee, calculated daily and payable monthly, of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million.

   -----------------------------------------------------------------------------
      Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and an annual service fee, based on the Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                         At June 30, 2000
                                     ------------------------
   Distribution           Service    Distribution and Service
       Fee                  Fee            Fees Payable
   ----------------------------------------------------------
      0.75%                0.25%               $566

      The Fund paid $14 in brokerage commissions to Legg Mason for the six months ended June 30, 2000.

      Legg Mason also has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason $58 for the six months ended June 30, 2000.

      LMM, LMFA and Legg Mason are corporate affiliates of Legg Mason, Inc.

5. Fund Share Transactions:

      At June 30, 2000, there were 400,000 shares authorized at $0.001 par value for the Primary Class of the Fund. Share transactions were as follows:

                                                                      Reinvestment
                                                  Sold              of Distributions      Repurchased            Net Change
                                           ------------------       ----------------   -----------------     ------------------
                                           Shares      Amount       Shares   Amount    Shares     Amount     Shares      Amount
   ----------------------------------------------------------------------------------------------------------------------------
   -- Primary Class
      Six Months Ended
        June 30, 2000                      58,483     $597,054        --      $--      (4,906)   $(49,720)   53,577     $547,334
      Period Ended Dec. 31, 1999/A/        14,600      146,000        --       --          --          --    14,600      146,000

   -- Navigator Class
      Period Ended June 30, 2000/B/           308     $  3,216        --      $--          --    $     --       308     $  3,216

-------------
   /A/December 30, 1999 (commencement of operations of this class) to December
      31, 1999.
   /B/June 26, 2000 (commencement of operations of this class) to June 30, 2000.

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

       [LEGG MASON LOGO]
The Art of Investing/SM/

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

Equity Funds:                        Specialty Funds:
Value Trust, Inc.                    Market Neutral Trust
Special Investment Trust, Inc.       Balanced Trust
Total Return Trust, Inc.             Financial Services Fund
American Leading Companies           Opportunity Trust
 Trust
Classic Valuation Fund
Focus Trust, Inc.
U.S. Small-Capitalization
 Value Trust


Global Funds:                        Taxable Bond Funds:
Global Income Trust                  U.S. Government Intermediate-Term
Europe Fund                           Portfolio
International Equity Trust           Investment Grade Income Portfolio
Emerging Markets Trust               High Yield Portfolio


Tax-Free Bond Funds:                 Money Market Funds:
Tax-Free Intermediate-Term           U.S. Government Money Market
 Income Trust                         Portfolio
Maryland Tax-Free Income Trust       Cash Reserve Trust
Pennsylvania Tax-Free Income Trust   Tax Exempt Trust, Inc.

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.